                     SUPPLEMENT DATED FEBRUARY 5, 2013 TO

                       PROSPECTUS DATED MAY 1, 2012 FOR

        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

             ISSUED BY GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

           THROUGH ITS GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

The GE Investments Funds, Inc. -- Total Return Fund (the "Total Return Fund") restated its expense information to reflect current management fees in its prospectus dated January 23, 2013. As a result, the Annual Portfolio Expenses table for the Total Return Fund under the "Fee Tables" section of your variable annuity prospectus is replaced with the following:

ANNUAL PORTFOLIO EXPENSES/1/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    CLASS 1  CLASS 3
------------------------------------------------------------
Management Fees                              0.35%    0.35%
------------------------------------------------------------
Distribution and Service (12b-1) Fees/2/     None     0.25%
------------------------------------------------------------
Other Expenses/3/                            0.26%    0.26%
------------------------------------------------------------
Acquired Fund Fees and Expenses              0.01%    0.01%
------------------------------------------------------------
Total Annual Portfolio Operating Expenses    0.62%    0.87%
------------------------------------------------------------
Contractual Fee Waiver/Reimbursement/4/     (0.01%)  (0.01%)
------------------------------------------------------------
Net Annual Portfolio Operating Expenses      0.61%    0.86%
------------------------------------------------------------

/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011, restated to reflect current management fees as of January 23, 2013, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown.

/2/The Distribution and Service (12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other expenses also include Investor Service Plan fees (0.20% of the average daily net assets of the Total Return Fund attributable to the Class 1 and Class 3 shares).

/4/GE Asset Management Incorporated, the investment adviser to the Total Return
   Fund, has a contractual arrangement with the Total Return Fund to waive a portion of its management fee in an amount equal to the management fees paid by the Total Return Fund to the GE Institutional Money Market Fund on the Total Return Fund's cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 30, 2014, and can only be changed or terminated by the Board of Directors of the GE Investments Funds, Inc. and GE Asset Management Incorporated.

The "Examples" section of your variable annuity prospectus is replaced with the following:

EXAMPLES

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract and the maximum fee for the optional rider charges, and fees and expenses for the Total Return Fund -- Class 3 shares. The expenses in the Examples would be lower if Class 1 shares of the Total Return Fund were used instead.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

  .  invested $10,000 in the contract for time periods indicated;

  .  earned a 5% annual return on your investment;

  .  elected all available rider options; and

18326 SUPPB 02/05/13

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The Examples below assume:

  . total Variable Account annual expenses of 1.50% (deducted daily at an effective annual rate of the assets in the Variable Account); and

  . $1,968.00 for all the available rider options (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount).

Your actual expenses may be higher or lower than those shown below. The Examples do not include any taxes or tax penalties that may be assessed upon surrender of the contract.

The following Example uses the assumptions noted above, but assumes you surrender your contract at the end of the stated period:

COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$3,042      $3,394      $3,753       $4,794

The next Example uses the same assumptions as the prior Example, except that it assumes that you decide to annuitize your contract at the end of the stated period.

COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$2,208      $2,707      $3,233       $4,674

The next Example uses the same assumptions as the prior Example, except that it assumes you do not surrender or annuitize your contract at the end of the stated period:

COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$2,208      $2,707      $3,233       $4,674

Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The Examples do not assume that expense waivers or fee reimbursements arrangements are in effect for the Total Return Fund -- Class 3 shares for the periods presented.

Deductions for premium taxes are not reflected, but may apply. If you did not elect all of the optional riders or if you only elected one or a combination of the optional riders, the expense figures shown above would be lower.

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